EXHIBIT 10.01

EXECUTION COPY

AMENDMENT NO. 3

to

CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (the “Amendment”) is dated as of April 29, 2003 by and among HEIDRICK & STRUGGLES INTERNATIONAL, INC. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 28, 2001 by and among the Borrower, the financial institutions party thereto, and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the requisite number of Lenders under Section 9.02 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Borrower, the requisite number of Lenders under Section 9.02 of the Credit Agreement, and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

1. Amendments to the Credit Agreement. Effective as of March 31, 2003 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1.	Article I of the Credit Agreement is amended to add two new definitions thereto which shall read as follows:

“Unadjusted EBITDA” means Consolidated Operating Income plus, (i) Consolidated Interest Income, (ii) depreciation, (iii) amortization and (iv) Designated Charges but only to the extent incurred on or before the Borrower’s fiscal quarter ended December 31, 2002, all calculated for the Borrower and its Subsidiaries in accordance with GAAP on a consolidated basis.

“Pricing Ratio” means, for any period the same is to be determined, the ratio determined as of the end of each of the Borrower’s fiscal quarters for the applicable measurement period ending with the end of such fiscal quarter, of (i) Unadjusted EBITDA to (ii) Consolidated Interest Expense plus Consolidated Capital Expenditures, all calculated for the Borrower and its Subsidiaries on a consolidated basis

1.2.	The definition of “Applicable Rate” appearing in Article I of the Credit Agreement is amended and restated in its entirety to read as follows:

“Applicable Rate” means, for any day, with respect to any ABR Loan or Eurocurrency Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurocurrency Spread” or “Facility Fee Rate”, as the case may be, based upon the Pricing Ratio as reflected in the then most recently delivered Financials but subject to the following:

Pricing Ratio:	ABR Spread	Eurocurrency Spread	Facility Fee Rate
Category 1: Less than 1.75:1.00	0.25%	1.25%	0.50%
Category 2: Greater than or equal to 1.75:1.00 but less than 2.50:1.00	0.125%	1.125%	0.375%
Category 3: Greater than or equal to 2.50:1.00	0%	1.000%	0.25%

For purposes of the foregoing,

(i)	the Pricing Ratio shall be determined by calculating Unadjusted EBITDA, Consolidated Interest Expense and Consolidated Capital Expenditures for the same period required for determining the Fixed Charge Coverage Ratio as of such fiscal quarter under Section 6.12.2;

(ii)	if the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 5.01, then the Pricing Ratio shall be deemed to be Category 1 above until five Business Days after such Financials are so received;

(iii)	adjustments, if any, to the Applicable Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change); and

(iv)	each determination of the Applicable Rate made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and each Lender if reasonably determined.

1.3.	The definition of “Designated Charges” appearing in Article I of the Credit Agreement is amended by deleting the reference to “$105,000,000” appearing therein and substituting “$120,000,000” in lieu thereof.

1.4.	Section 5.01(d)(ii) of the Credit Agreement is amended and restated to read as follows: “(ii) setting forth reasonably detailed calculations computing the Pricing Ratio and demonstrating compliance with Sections 6.01(e), 6.01(f), 6.01(h), 6.01(j), 6.04, 6.06, 6.10, 6.11 and 6.12 including, in the case of Section 6.01(j), a detailed description and amounts of any and all Excess Debt then outstanding, and”.

1.5.	Section 6.12.1 of the Credit Agreement is amended and restated to read as set forth below:

SECTION 6.12.1. Minimum Consolidated EBITDA. The Borrower will not permit at any time Consolidated EBITDA, determined as of the end of each of its fiscal quarters set forth below for the applicable measurement period set forth below ending with the end of such fiscal quarter to be less than the applicable amount set forth below:

Fiscal Quarter Ending	Measurement Period Then Ending	Consolidated EBITDA Shall Not Be Less Than:
March 31, 2003	4 fiscal quarters	$23,000,000
June 30, 2003	4 fiscal quarters	$23,000,000
September 30, 2003	4 fiscal quarters	$25,000,000
December 31, 2003	4 fiscal quarters	$35,000,000
March 31, 2004 and each fiscal quarter thereafter	4 fiscal quarters	$45,000,000

1.6.	Section 6.12 of the Credit Agreement is amended to add a new Section 6.12.6 thereto which shall read as follows:

SECTION 6.12.6. Minimum Cash. The Borrower will at all times maintain its cash balances in an aggregate amount not less than $50,000,000.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (a) duly executed signature pages to this Amendment from the Borrower, the requisite number of Lenders under Section 9.02 of the Credit Agreement, and the Administrative Agent and (b) for the ratable account of each Lender party hereto, an amendment fee in an amount equal to 0.10% of such Lender’s Commitment.

3. Representations and Warranties of the Borrower.

(a) The Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally).

(b) Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date) and (ii) certifies to the Lenders and the Administrative Agent that no Default or Event of Default has occurred and is continuing.

4. References to the Credit Agreement.

(a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., as the Borrower

By:	/S/ K. J. ASHLEY
Name: K. J. ASHLEY Title: TREASURER

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:

Name: Title:

LASALLE BANK NATIONAL ASSOCIATION

By:

Name: Title:

THE NORTHERN TRUST COMPANY

By:

Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., as the Borrower

By:

Name: Title:

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:	/S/ ANGELA ROKKOS
Name: Angela Rokkos Title: VP

LASALLE BANK NATIONAL ASSOCIATION

By:

Name: Title:

THE NORTHERN TRUST COMPANY

By:

Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year First above written.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., as the Borrower

By:

Name: Title:

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:

Name: Title:

LASALLE BANK NATIONAL ASSOCIATION

By:	/S/ AMY B. YORE
Name: Amy B. Yore Title: Assistant Vice President

THE NORTHERN TRUST COMPANY

By:

Name: Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., as the Borrower

By:

Name: Title:

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:

Name: Title:

LASALLE BANK NATIONAL ASSOCIATION

By:

Name: Title:

THE NORTHERN TRUST COMPANY

By:	/S/ MICHELE L. ROSENBAUM
Name: Michele L. Rosenbaum Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT